UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/01/2004

CENTERPOINT ENERGY INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-31447

TX	74-0694415
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1111 Louisiana
Houston, TX 77002
(Address of Principal Executive Offices, Including Zip Code)

713-207-1111
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 5.    Other events

On March 31, 2004, CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston"), a wholly owned subsidiary of CenterPoint Energy, Inc. ("CenterPoint Energy"), Texas Genco LP and Reliant Energy Retail Services LLC filed with the Public Utility Commission of Texas (the "Texas Utility Commission") the final true-up application required by the 1999 Texas Electric Choice Law (the "Texas electric restructuring law"). The Texas electric restructuring law authorizes public utilities to recover in 2004 a true-up balance composed of stranded power plant costs, the cost of environmental controls and certain other transition costs. CenterPoint Energy's true-up balance is $3.8 billion. An additional $631 million in interest could be added if approved in a pending court proceeding.
The Texas electric restructuring law requires a final order to be issued by the Texas Utility Commission not more than 150 days after a proper filing is made by the regulated utility, although under its rules the Texas Utility Commission can extend the 150-day deadline for good cause. The true-up proceeding will result in either additional charges being assessed on, or credits being issued to, retail electric customers.

Item 7.    Financial statements and exhibits

The exhibit listed below is furnished pursuant to Item 9 of this Form 8-K.

(c)        Exhibits.

99.1        CenterPoint Energy, Inc. true-up balance slide

Item 9.    Regulation FD Disclosure

A copy of the true-up balance slide that CenterPoint Energy expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1.

The slide is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide will not be incorporated by reference into any registration statement filed by CenterPoint Energy or CenterPoint Houston under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide is not intended to, and does not, constitute a determination or admission by CenterPoint Energy or CenterPoint Houston that the information in the slide is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, CenterPoint Houston or any of their affiliates.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Some of the statements in this report and in the exhibit attached hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "could," "will" or other similar words.

We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
CenterPoint Energy's inability to recover the full value of its true-up balance could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CENTERPOINT ENERGY INC

Date: April 01, 2004.	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	True Up Filing Chart